                                                                    EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Merrill Lynch Life Insurance Company (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nikos K. Kardassis, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Nikos K. Kardassis
                                           -------------------------------------
                                           Nikos K. Kardassis
                                           President and Chief Executive Officer


Dated: May 13, 2004


A signed original of this written statement required by Section 906 has been provided to Merrill Lynch Life Insurance Company and will be retained by Merrill Lynch Life Insurance Company and furnished to the Securities and Exchange Commission or its staff upon request.